SCHEDULE 14A INFORMATION

    Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                          of 1934 (Amendment No. ____)


Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ] Preliminary  Proxy Statement
[ ] Confidential for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional  Materials
[ ] Soliciting  Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                          Everest Medical Corporation
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required

[ ]   Fee computed on table below per Exchange Act Rules  14a-6(i)(1)
      and 0-11

1)    Title of each class of securities to which transaction applies:

2)    Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)    Proposed maximum aggregate value of transaction:

5)    Total fee paid:


[   ] Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee is offset as  provided  by  Exchange
      Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:
1)    Amount Previously Paid:
2)    Form, Schedule or Registration Statement No.:
3)    Filing Party:
4)    Date Filed:

                           EVEREST MEDICAL CORPORATION
                            13755 First Avenue North
                          Minneapolis, Minnesota 55441
                                 (612) 473-6262
                             -----------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD APRIL 28, 1998
                             -----------------------


TO THE SHAREHOLDERS OF EVEREST MEDICAL CORPORATION:

         Notice is hereby given that the Annual Meeting of the Shareholders of Everest Medical Corporation (the "Company") will be held on Tuesday, April 28, 1998, at 3:30 p.m. local time, at the Radisson Hotel and Conference Center, 3131 Campus Drive, Plymouth, Minnesota 55441, for the following purposes:

1. To elect four directors to serve for the ensuing year and until their successors are elected and qualified.

2. To consider and act upon a proposal to ratify the selection of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending December 31, 1998.

3. To transact such other business as may be properly brought before the Annual Meeting or any adjournment thereof.

         Only shareholders of record as shown on the books of the Company at the close of business on March 16, 1998 will be entitled to vote at the Annual Meeting or any adjournment thereof.

         YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO BE PERSONALLY PRESENT AT THE MEETING, HOWEVER, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU LATER DECIDE TO REVOKE YOUR PROXY, YOU MAY DO SO AT ANY TIME BEFORE IT IS EXERCISED.


                                           By Order of the Board of Directors



                                           John L. Shannon, Jr.
                                           Chairman of the Board

March 23, 1998

                           EVEREST MEDICAL CORPORATION
                            13755 First Avenue North
                          Minneapolis, Minnesota 55441
                              --------------------

                               PROXY STATEMENT FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 28, 1998
                              --------------------


                                  INTRODUCTION

         Your proxy is solicited by the Board of Directors of Everest Medical Corporation (the "Company") for use at the Annual Meeting of Shareholders to be held on Tuesday, April 28, 1998, at 3:30 p.m. local time, at the Radisson Hotel and Conference Center, 3131 Campus Drive, Plymouth, Minnesota 55441, or at any adjournment thereof, for the purposes set forth in the Notice of Annual Meeting.

         The cost of soliciting proxies, including the preparation, assembly and mailing of the proxies and soliciting material, as well as the cost of forwarding such material to the beneficial owners of the Company's stock, will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular compensation, solicit proxies personally or by telephone. The Company may reimburse brokerage firms and others for expenses in forwarding proxy material to the beneficial owners of the Company's stock.

         Any shareholder giving a proxy may revoke it any time prior to its use at the Annual Meeting by giving written notice of such revocation to the Secretary of the Company. Written notice of revocation may be given prior to the Annual Meeting, or a shareholder may appear at the Annual Meeting and give written notice of revocation prior to use of the proxy. The enclosed proxy, when properly signed and returned to the Company, will be voted as directed therein. Proxies which are signed by shareholders but which lack specific instruction with respect to any proposals will be voted in favor of the proposals set forth in the Notice of Meeting and in favor of the slate of directors proposed by the Board of Directors and listed herein.

         The presence at the Annual Meeting in person or by proxy of the holders of a majority of the outstanding shares of the Company's stock entitled to vote shall constitute a quorum for the transaction of business. If a broker returns a "non-vote" proxy, indicating a lack of voting instructions by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote required for approval of such matter. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. An abstention as to any proposal will therefore have the same effect as a vote against the proposal.


         THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL OF THE PROPOSALS SET FORTH IN THE NOTICE OF MEETING.

         The Company expects that this Proxy Statement, the Proxy and Notice of Annual Meeting will first be mailed to shareholders on or about March 23, 1998.

                      OUTSTANDING SHARES AND VOTING RIGHTS

         The Board of Directors of the Company has fixed March 16, 1998 as the record date for determining shareholders entitled to notice of and to vote at the 1998 Annual Meeting. Persons who are not shareholders of record on such date will not be allowed to vote at the Annual Meeting. At the close of business on March 16, 1998, there were 7,457,274 shares of Common Stock (the "Common Stock"), 632,937 shares of Series A Convertible Preferred Stock, 637,273 shares of Series B 8% Convertible Preferred Stock, 410,906 shares of Series C 6% Convertible Preferred Stock and 471,500 shares of Series D 10% Convertible Preferred Stock (the Series A, Series B, Series C and Series D Convertible Preferred Stock are hereinafter collectively referred to as "Preferred Stock"), all of which have a par value of $.01, issued and outstanding. Each share of Common Stock and Preferred Stock is entitled to one vote in person or by proxy on each matter to be voted on at the Annual Meeting, voting together as a single class. Holders of Common Stock and Preferred Stock are not entitled to cumulate their votes for the election of directors.


                      SECURITY OWNERSHIP OF MANAGEMENT AND
                            CERTAIN BENEFICIAL OWNERS

         The following table sets forth as of March 16, 1998 certain information regarding beneficial ownership of the Company's capital stock by: (i) each person known by the Company to be the beneficial owner of more than 5% of any class of the outstanding capital stock; (ii) each director and nominee of the Company; (iii) the executive officers named in the Summary Compensation Table; and (iv) all executive officers and directors of the Company as a group. Unless otherwise indicated, each holder named or included in the group has sole voting and investment power with respect to the shares set forth opposite such holder's name.


                          SEE TABLE ON FOLLOWING PAGES






                                                       Series A                        Series B
                             Common Stock              Convertible Preferred Stock     Convertible Preferred Stock
                             Beneficially Owned        Beneficially Owned              Beneficially Owned
                             (1)(2)
                             ----------------------   ---------------------------      ---------------------------
 Name (and Address of
 5% Owners) or                             Percent                     Percent                       Percent
 Identity of Group           Shares        of Class    Shares         of Class         Shares        of Class
 --------------------------  ------------  --------   --------        --------         --------      --------
David D. Koentopf               55,000(3)     *           --              --              --             --

John L. Shannon, Jr            402,823(4)    5.1%         --              --              --             --

Donald R. Brattain
601 Lakeshore Pkwy             327,588(5)    4.2%       40,000           6.3%           90,910          14.3%
Suite 1140
Minnetonka, MN 55305

Richard J. Migliori, M.D        20,000(3)     *           --              --              --             --

Perkins Capital
  Management, Inc.           2,680,950(6)   35.6%         --              --             5,000            *
730 East Lake Street
Wayzata, MN 55391

John R. Albers
9400 North Central Expy        980,630(7)   11.9%      412,937          65.2%          109,090          17.1%
Suite 1250
Dallas, TX 75231

Guidant Corporation
3200 Lakeside Drive            411,765       5.5%         --              --              --             --
Santa Clara, CA 95054

Aaron Boxer TTEE Aaron
  Boxer Rev Trust              357,454(7)    4.6%      140,000          22.1%           36,000          5.6%
7287 Sidonia Court
Boca Raton, FL 33433

Kenneth R. Parker
1250 - 11th St. SW             220,000(7)    2.0%         --              --            50,000          7.8%
Willmar, MN 56201

Jeffrey A. Sowada
1151 Dunbar Way                 90,000(8)    1.2%         --              --              --             --
Mahtomedi, MN 55115

VBS General Partnership
445 Tigertail Road             175,000(7)    2.0%         --              --            50,000          7.8%
Los Angeles, CA 90049

John O. Hanson
14116 Frontier Lane            170,000(7)    2.2%         --              --            40,000          6.3%
Burnsville, MN 55337

Steven G. Loe
#4 Watertower Place             36,363        *           --              --              --             --
4300 Baker Road
Minnetonka, MN 55343

Jennifer J. Naegle TTEE
  Jennifer J. Naegle Rev        36,363        *           --              --              --             --
  Trust dtd 3/15/95
150 Bradley Place, #803
Palm Beach, FL 33408

Steve Romanek
3571 Hwy. 33 North              34,545        *           --              --              --             --
Cloquet, MN 55720

Paul A. Liedl
531 Mariner Drive               51,400        *           --              --              --             --
Bayport, MN 55003

James N. Owens TTEE
  James N. Owens Rev            40,000        *           --              --              --             --
  Trust
P.O. Box 2387
Port Aransas, TX 78373

All current executive          910,880(9)   10.9%       40,000           6.3%           90,910         14.3%
officers and directors as
a group (7 persons)


(continued)


                               Series C                        Series D
                               Convertible Preferred Stock     Convertible Preferred Stock
                               Beneficially Owned              Beneficially Owned
                               ---------------------------     ---------------------------
 Name (and Address of
 5% Owners) or                               Percent                         Percent
 Identity of Group             Shares        of Class          Shares        of Class
 --------------------------    -------       --------          --------      ----------
 David D. Koentopf                --            --                --             --

 John L. Shannon, Jr              --            --                --             --

 Donald R. Brattain
 601 Lakeshore Pkwy               --            --                --             --
 Suite 1140
 Minnetonka, MN 55305

 Richard J. Migliori, M.D         --            --                --             --

 Perkins Capital
   Management, Inc.               --            --                --             --
 730 East Lake Street
 Wayzata, MN 55391

 John R. Albers
 9400 North Central Expy          --            --             100,000          21.2%
 Suite 1250
 Dallas, TX 75231

 Guidant Corporation
 3200 Lakeside Drive              --            --                --             --
 Santa Clara, CA 95054

 Aaron Boxer TTEE Aaron
   Boxer Rev Trust             145,454        35.4%               --             --
 7287 Sidonia Court
 Boca Raton, FL 33433

 Kenneth R. Parker
 1250 - 11th St. SW               --            --                --             --
 Willmar, MN 56201

 Jeffrey A. Sowada
 1151 Dunbar Way                  --            --              25,000           5.3%
 Mahtomedi, MN 55115

 VBS General Partnership
 445 Tigertail Road             50,000        12.2%             25,000           5.3%
 Los Angeles, CA 90049

 John O. Hanson
 14116 Frontier Lane              --            --              50,000          10.6%
 Burnsville, MN 55337

 Steven G. Loe
 #4 Watertower Place            36,363         8.8%               --             --
 4300 Baker Road
 Minnetonka, MN 55343

 Jennifer J. Naegle TTEE
   Jennifer J. Naegle Rev       36,363         8.8%               --             --
   Trust dtd 3/15/95
 150 Bradley Place, #803
 Palm Beach, FL 33408

 Steve Romanek
 3571 Hwy. 33 North             34,545         8.4%               --             --
 Cloquet, MN 55720

 Paul A. Liedl
 531 Mariner Drive                --            --              50,000          10.6%
 Bayport, MN 55003

 James N. Owens TTEE
   James N. Owens Rev           10,000         2.4%             30,000           6.4%
   Trust
 P.O. Box 2387
 Port Aransas, TX 78373

 All current executive            --            --                --             --
 officers and directors as
 a group (7 persons)


* Less than 1% of the outstanding shares.

(1) Shares not outstanding, but deemed beneficially owned by virtue of the right of a holder or member of a group to acquire them within 60 days are treated as outstanding only when determining the amount and percent owned by such holder or group.

(2) Includes shares issuable upon conversion of Preferred Stock beneficially owned by such persons, which shares are also shown separately in the table.

(3) Represents shares that holder has the right to acquire pursuant to exercise of currently exercisable options.

(4) Includes 400,000 shares that Mr. Shannon has the right to acquire pursuant to currently exercisable options.

(5) Includes 104,165 shares Mr. Brattain has a right to acquire upon exercise of currently exercisable warrants and 50,000 shares he has the right to acquire pursuant to the exercise of currently exercisable options.

(6) Includes 2,013,950 shares held by Perkins Capital Management, Inc. ("Perkins Capital") on behalf of clients for which Perkins Capital acts as fiduciary; 67,000 shares that may be acquired upon exercise of currently exercisable warrants held for clients of Perkins Capital; 600,000 shares owned by The Perkins Opportunity Fund (the "Perkins Fund"), for which
     Perkins Capital acts as investment adviser. Perkins Capital disclaims beneficial ownership of shares held by Perkins Fund. Perkins Capital has sole power to vote 864,000 of the shares, including the 600,000 shares owned by the Perkins Fund, and no power to vote the remaining 1,816,950 shares. The Company has relied upon information set forth in a Schedule 13G dated February 11, 1998 filed with the Securities and Exchange Commission by Perkins Capital and the Perkins Fund.

(7) Includes shares that holder has the right to acquire pursuant to currently exercisable warrants: Mr. Albers - 134,090 shares; Aaron Boxer Trust - 36,000 shares; Mr. Parker - 50,000 shares; VBS Partnership - 50,000 shares; and Mr. Hanson - 40,000 shares.

(8) Includes 60,000 shares held by Mr. Sowada's spouse and 5,000 shares held by Mr. Sowada as a trustee of a trust.

(9) Includes 631,750 shares which could be acquired upon currently exercisable options and 104,165 shares which could be acquired upon exercise of currently exercisable warrants.


                              ELECTION OF DIRECTORS
                                  (Proposal #1)

Nomination

     The Bylaws of the Company provide that the Board shall consist of four members, or such other number as may be determined by the Board of Directors or by the shareholders, and the Certificate of Designation for the Company's Series A Convertible Preferred Stock ("Series A Preferred Stock") provides that the Board shall consist of not more than seven members as long as any shares of Series A Preferred Stock are outstanding. The Board of Directors has determined that the Board will consist of five members. Four directors of the Company will be elected at the Annual Meeting, and one seat on the Board will be left vacant as described in the following paragraph. Nominees to the Board of Directors are elected by a majority of the votes cast in person or by proxy, with the Common Stock and Preferred Stock voting together as a single class.

     The holders of a majority of the outstanding shares of Series A Preferred Stock, voting as a single class, are entitled to elect one director. Pursuant to the terms of the Company's Articles of Incorporation, the holders of a majority of the outstanding shares of Series A Preferred Stock have the right to designate an individual for one directorship on the Company's Board of Directors. As of the date of this Proxy Statement, the Company has not been advised that the holders of a majority of the Series A Preferred Stock want to designate an individual as a nominee for election as a director at the 1998 Annual Meeting. A vacancy on the Board remains for this purpose. In addition, in connection with securing the Company's line of credit (see "Certain Transactions"), John Albers, a principal shareholder of the Company, was granted the right to be appointed to the Board and nominated for election at each Annual Meeting while the Letter of Credit is still outstanding; however, he has indicated that he does not wish to be a nominee for a directorship at this time.

     All of the nominees are members of the current Board of Directors and were elected at last year's Annual Meeting of Shareholders. If, prior to the Annual Meeting, it should become known to the Board of Directors that any one of the nominees will be unable or unwilling to serve as a director after the Annual Meeting, the proxies will be voted for such substitute nominee as may be selected by the Board of Directors. Alternatively, the proxies may, at the discretion of the Board of Directors, be voted for such fewer number of nominees. The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve.

     In the absence of other instructions, the proxies will be voted for each of the individuals named below, each of whom the Company's Board of Directors proposes for election as a director of the Company. If elected, such individuals will serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified.


                       THE BOARD RECOMMENDS A VOTE FOR THE
                 ELECTION OF EACH OF THE NOMINEES LISTED BELOW.

Information About Nominees

     The following information has been furnished to the Company by the respective nominees for the directorships.

                                                                        Director
 Name                         Age    Position                             Since
 ----                         ---    --------                            -------
 John L. Shannon, Jr.         44     Chairman of the Board, President      1993
                                     and Chief Executive Officer
 David D. Koentopf            55     Director                              1993
 Donald R. Brattain           57     Director                              1991
 Richard J. Migliori, M.D.    41     Director                              1995

     John L. Shannon, Jr. has served as Chairman of the Board of the Company since May 1997 and as President and Chief Executive Officer since August 1993. Mr. Shannon was President and Chief Executive Officer of EdenTec Corporation, a medical device manufacturer, from May 1989 to June 1993. From November 1985 to May 1989, Mr. Shannon served in various capacities with Threshold Venture, Inc., a venture capital firm, most recently as President.

     David D. Koentopf has served as Chairman of the Board and Chief Executive Officer of Command Tooling Systems, LLC, a precision machining company, since May 1997. Mr. Koentopf was Chairman of the Board of the Company from May 1993 to May 1997 and Interim President and Chief Executive Officer from May 1993 through August 1993. From June 1985 to December 1992, he held various positions with LIFETOUCH Inc., a school photography and portrait company, most recently as President and Chief Executive Officer. Mr. Koentopf is also a director of Intranet Solutions, Inc.

     Donald R. Brattain has been President of Brattain and Associates, LLC, an investment management company, since May 1985. Mr. Brattain is a director of Sunrise International Leasing Corporation, Harmony Brook, Inc. and Featherlite Mfg., Inc. Mr. Brattain was originally designated for election to the Board by Miller, Johnson & Kuehn, Incorporated pursuant to an Underwriting Agreement dated December 6, 1990 which arose from the Company's initial public offering.

     Richard J. Migliori, M.D. began serving as Vice President of United Health Care Corporation in March 1998. Dr. Migliori served as Chief Executive Officer of United Health Care of New England from September 1996 through February 1998. Dr. Migliori served as Senior Vice President and Chief Operating Officer of Health Systems Minnesota from August 1994 to September 1996 and as Staff Surgeon at Park Nicollet Medical Center from April 1989 until September 1996.

Board and Committee Meetings

     The Company's Board of Directors met four times and took action by unanimous written consent once during fiscal 1997. Each director attended 75% or more of the meetings of the Board of Directors and committees on which such director served during 1997.

     The Board of Directors has established a Compensation Committee which reviews general programs of compensation and benefits for all employees of the Company and makes recommendations to the Board concerning such matters as compensation to be paid to the Company's officers and directors. The Compensation Committee consists of David D. Koentopf and Donald R. Brattain. The Compensation Committee did not meet during 1997, but it took action by unanimous written consent three times during 1997.

     The Board of Directors has established a Stock Option Committee which administers the Company's Stock Option Plans and the Employee Stock Purchase Plan. The Stock Option Committee consists of David D. Koentopf and Donald R. Brattain. The Stock Option Committee did not meet during 1997, but it took action by unanimous written consent four times during 1997.

     The Board of Directors has established an Audit Committee which provides assistance to the Board in satisfying its fiduciary responsibilities relating to accounting, auditing, operating and reporting practices of the Company. The Audit Committee reviews the annual financial statements of the Company, the selection and work of the Company's independent auditors and the adequacy of internal controls for compliance with corporate policies and directives. David
D. Koentopf and Donald R. Brattain are the current Audit Committee members, and the Audit Committee met once during 1997.

     The Board of Directors has not established a Nominating Committee.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table sets forth all cash compensation paid or to be paid by the Company, as well as certain other compensation paid or accrued during each of the Company's last three fiscal years, to the Company's Chief Executive Officer for fiscal 1997.

                                                                             Long Term Compensation
                                                                      -----------------------------------
                                                                               Awards            Payouts
                                                                      -----------------------    --------
                                        Annual Compensation
                                                                       Restricted                 LTIP       All Other
Name and Principal     Fiscal                                            Stock                   Payouts    Compensation
  Position              Year     Salary ($)   Bonus ($)    Other ($)     Awards       Options     ($)           ($)
                                                                           ($)

John L. Shannon, Jr.    1997      150,000        --           --           --           --         --            --
President and Chief     1996      150,000        --           --           --           --         --            --
  Executive Officer     1995      150,000        --           --           --           --         --            --



Option Grants During 1997 Fiscal Year

     No stock options were granted during fiscal 1997 to the named executive officer in the Summary Compensation Table. The Company has not granted any stock appreciation rights.

Option Exercises During 1997 Fiscal Year and Fiscal Year-End Option Values

     The following table provides information as to options exercised by the executive officer named in the Summary Compensation Table during fiscal 1997 and the number and value of options at December 31, 1997. The Company has no outstanding stock appreciation rights.

                                                                                               Value of
                                                                 Number of                    Unexercised
                                                                Unexercised                  In-the-Money
                                Shares                           Options at                   Options at
                               Acquired                      December 31, 1997             December 31, 1997
                                  on         Value             Exercisable/                 Exercisable/
 Name                          Exercise     Realized           Unexercisable               Unexercisable(1)
 John L. Shannon, Jr.             --           --           400,000 exercisable           $20,000 exercisable
                                                              0 unexercisable              $0 unexercisable


(1) Value is calculated on the basis of the difference between the option exercise price and $1.875, the closing price for the Company's Common Stock at December 31, 1997 as quoted on the Nasdaq SmallCap Market, multiplied by the number of shares of Common Stock underlying the option.

Compensation of Directors

     Each director who is not an employee of the Company ("Non-Employee Director") was paid $250 for each Board meeting attended. The Company reimburses directors for out-of-pocket expenses incurred while attending meetings. In addition, Non-Employee Directors are automatically granted options under the 1997 Stock Option Plan to purchase 10,000 shares of Common Stock upon initial election and upon re-election at each annual meeting of shareholders; provided, however, that if a Non-Employee Director is initially elected by the Board or at a special shareholders' meeting, the number of shares shall be equal to 10,000 multiplied by the number of months from the date of the initial election to the next annual meeting, divided by 12. The automatic options have an exercise price per share equal to 100% of the fair market value of the Company's Common Stock on the date of grant and are immediately exercisable. The automatic options expire on the earlier of (i) three months after the optionee ceases to be a director (except by death) and (ii) seven (7) years after the date of grant. In the event of the death of a Non-Employee Director, any option granted to such Non-Employee Director may be exercised at any time within twelve (12) months of the death of such Non-Employee Director or on the date on which the option, by its terms, expires, whichever is earlier.


Employment Contracts and Termination of Employment Arrangements

     The Company entered into an employment agreement dated August 9, 1993 with John L. Shannon, Jr., which agreement has been amended from time to time. Pursuant to the terms of the agreement, as amended, Mr. Shannon's annual base pay for 1997 was $150,000, and is $198,000 for 1998. The agreement terminates on December 31, 1998. The agreement provides for compensation in the event Mr. Shannon's employment with the Company is terminated under certain circumstances. Upon termination of employment for any reason other than for cause or voluntary resignation, Mr. Shannon will receive a severance payment equal to his base pay for twelve (12) months following termination of employment. In addition, such severance payment shall be payable to Mr. Shannon if the Company does not extend Mr. Shannon's employment beyond December 31, 1998 and Mr. Shannon desires to continue such employment. Mr. Shannon has agreed to a one-year non-compete provision following the term of his employment agreement with the Company. If the Company is acquired by another entity, either pursuant to a purchase of assets or the acquisition of 50% or more of the Company's outstanding capital stock, Mr. Shannon will be paid $250,000.

Compliance with Section 16(a) of the Exchange Act

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, the Company believes that, during fiscal year 1997, all officers, directors and greater than ten-percent beneficial owners complied with the applicable filing requirements except that Mr. Brattain reported one transaction late on a Form 5 that was timely filed.

Certain Transactions

     In June 1997, the Company obtained a line of credit with a bank, which line of credit expires in March 1999 and is secured by a standby letter of credit from John Albers, a principal shareholder of the Company. Mr. Albers has a security interest in all of the assets of the Company, subordinate only to senior debt. As consideration, the Company will pay Mr. Albers $50,000 per year during the term of the Company's line of credit agreement, and Mr. Albers received a three-year warrant to purchase 25,000 shares of the Company's Common Stock at $2.50 per share.

     On March 6, 1998, the Company sold 411,765 Shares of its Common Stock at $1.70 per share to Guidant Corporation pursuant to a Stock Purchase Agreement, pursuant to which transaction, Guidant became a principal shareholder of the Company. The Company has supplied Guidant with laparoscopy instruments pursuant to an agreement signed in 1992, which agreement was amended in 1997 to include versions of the Company's proprietary bipolar instruments for the emerging minimally invasive vascular and cardiovascular markets. Under the agreement, Guidant's purchases from the Company totaled $597,094 in 1997 and $194,869 in 1996.


                        SELECTION OF INDEPENDENT AUDITORS
                                  (Proposal #2)

     The Board of Directors has approved the selection of Ernst & Young LLP ("Ernst & Young") as independent auditors to audit the financial statements of the Company for the fiscal year ending December 31, 1998 and to perform other appropriate accounting services. Although it is not required to do so, the Board of Directors wishes to submit the selection of Ernst & Young to the shareholders for ratification. The Board recommends a vote FOR ratification of Ernst & Young as independent auditors for the fiscal year ending December 31, 1998. Unless a contrary choice is specified, proxies solicited by the Board will be voted FOR the ratification of Ernst & Young. The ratification of Ernst & Young as independent auditors for the Company requires the affirmative vote of a majority of the shares represented in person or by proxy at the Annual Meeting. If the selection of Ernst & Young is not ratified, the Board of Directors will reconsider its selection.

     The Company has requested and expects a representative of Ernst & Young to be present at the Annual Meeting to make a statement if he or she so desires and to respond to appropriate questions.


                      PROPOSALS FOR THE NEXT ANNUAL MEETING

     Shareholder proposals intended to be presented in the proxy materials relating to the next Annual Meeting of Shareholders must be received by the Company on or before November 23, 1998.


                                 OTHER BUSINESS

     The Company knows of no business that will be presented for consideration at the Annual Meeting other than as described in this Proxy Statement. As to other business, if any, that may properly come before the Annual Meeting, it is intended that proxies solicited by the Board will be voted in accordance with the judgment of the person or persons voting the proxies.


                                  ANNUAL REPORT

     THE COMPANY WILL FURNISH WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB (EXCLUSIVE OF EXHIBITS) FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997 TO EACH PERSON WHO WAS A SHAREHOLDER OF THE COMPANY AS OF MARCH 16, 1998, UPON RECEIPT FROM ANY SUCH PERSON OF A WRITTEN REQUEST FOR SUCH AN ANNUAL REPORT. SUCH REQUEST SHOULD BE SENT TO: EVEREST MEDICAL CORPORATION, 13755 FIRST AVENUE NORTH, MINNEAPOLIS, MINNESOTA 55441, ATTN: SHAREHOLDER INFORMATION.


                                           By Order of the Board of Directors


                                           John L. Shannon, Jr.
                                           Chairman of the Board

           Proxy
                    This Proxy is Solicited on Behalf of the Board of Directors The undersigned hereby appoints JOHN L. SHANNON, JR. and THOMAS F. MURPHY, and each of them, as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of voting stock of Everest Medical Corporation held of record by the undersigned on March 16, 1998, at the Annual Meeting of Shareholders to be held on April 28, 1998, or any adjournment thereof.

Everest Medical Corporation
13755 First Avenue North
Minneapolis, Minnesota 55441
----------------------------

1.   ELECTION OF       FOR all nominees listed below                        WITHHOLD AUTHORITY
     DIRECTORS.        (except as marked to the contrary below)  [ ]        to vote for the nominees listed below  [ ]


     (INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through the nominee's name)


                           DAVID D. KOENTOPF                  DONALD R. BRATTAIN
                           JOHN L. SHANNON, JR.               RICHARD J. MIGLIORI, M.D.

2.  RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 1998.

         FOR  [ ]                             AGAINST  [ ]                           ABSTAIN  [ ]

3.  IN THEIR  DISCRETION,  THE  PROXIES  ARE  AUTHORIZED  TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for Proposals 2 and 3 and will grant authority to vote for all nominees named in Proposal 1 above. Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                          Dated:_______________________, 1998


                                          ____________________________________
                                          Signature

                                          ____________________________________
                                          Signature if held jointly

                                          PLEASE MARK, SIGN, DATE AND RETURN THE
                                          PROXY CARD PROMPTLY USING THE ENCLOSED
                                          ENVELOPE